                                Exhibit 16(24)(a)
                               Powers of Attorney

                                POWER OF ATTORNEY

I, the undersigned Director and President of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 10th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                /s/ Thomas J. McInerney
--------------------------------------------------------
                  Thomas J. McInerney
                Director and President

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 22nd day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                  /s/ Wayne R. Huneke
--------------------------------------------------------
                    Wayne R. Huneke
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 16th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                /s/ Robert C. Salipante
--------------------------------------------------------
                  Robert C. Salipante
                       Director

                                POWER OF ATTORNEY

I, the undersigned Corporate Controller of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 10th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                 /s/ Deborah Koltenuk
--------------------------------------------------------
                   Deborah Koltenuk
                 Corporate Controller

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 12th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                   /s/ Randy Lowery
--------------------------------------------------------
                   Philip R. Lowery
                       Director

                                POWER OF ATTORNEY

I, the undersigned Director of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 12th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



                  /s/ Mark A. Tullis
--------------------------------------------------------
                    Mark A. Tullis
                       Director

                                POWER OF ATTORNEY

I, the undersigned Chief Financial Officer of Aetna Insurance Company of America, hereby constitute and appoint Megan Dunphy, J. Neil McMurdie, Michael
A. Pignatella and Julie E. Rockmore, and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                     33-59749
                                     33-62481
                                     33-63611
                                     33-63657
                                     33-80750
                                    333-22723
                                    333-49581
                                    333-87131


Registration Statements filed under the Investment Company Act of 1940:

                                    811-8582

hereby ratifying and confirming on this 15th day of January, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                    SIGNATURE/TITLE



               /s/ Michael W. Cunningham
--------------------------------------------------------
                 Michael W. Cuningham
                Chief Financial Officer